OHR PHARMACEUTICAL, INC. 10-Q

Exhibit 10.53

OHR PHARMACEUTICAL INC.

STOCK OPTION AGREEMENT

THIS AGREEMENT, made and entered into as of [_______________] (the “Date of Grant”) between OHR PHARMACEUTICAL, INC., a Delaware corporation (herein called the “Corporation”), and [__________] (herein called the “Optionee”).

W I T N E S S E T H:

WHEREAS, under the terms and conditions hereinafter stated and subject to the terms of the Corporation’s 2014 Stock Incentive Plan (the “Plan”), the Corporation hereby grants to the Optionee an option (the “Option” or the “Options”) to purchase up to [__________] shares of the Corporation’s common stock, $0.0001 par value per share (“Common Stock”), at an exercise price of [__________] per share, subject to adjustment as provided in Section 8 hereof (the “Option Price”);

NOW, THEREFORE, the Corporation and the Optionee agree as follows:

1.                  Term. The term of the Option shall commence on [__________] and shall terminate at 5:00 P.M., E.S.T., on [__________].

2.                  Exercise. This Option to purchase up to [__________] shares of Common Stock may be exercised in whole or in part in accordance with the following schedule: up to [__________] shares upon and after the date hereof and thereafter in accordance with the following schedule, if and only if as of each date set forth below the Optionee is employed by, retained as a consultant to or otherwise affiliated with the Corporation:

Date	Additional Shares of Common Stock for which the Option May be Exercised
[__________]	[__________]
[__________]	[__________]
[__________]	[__________]

; provided that (x) all of the Options are granted subject to stockholder approval of the Corporation’s proposed increase in the Plan, submitted for approval at the March 10, 2015 Annual Meeting of Stockholders of the Corporation and shall be void absent such approval; and (y) in the event of a Change in Control (as defined below), all of the Options (subject to clause (x) of this proviso) will become immediately exercisable.

The method for exercise described in this Section 2 shall be the sole method of such exercise. The Optionee may exercise the Option by delivery to the Corporation of written notice providing: (i) the name of the Optionee; (ii) the address to which Common Stock certificates are to be mailed; (iii) an identification of the Option being exercised by reference to the date first written above and the number of shares with respect to which the Options is being exercised; and (iv) payment in the amount of the product of the Option Price times the number of shares with respect to which the Option is being exercised, delivered in person or sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, to the Treasurer of the Corporation. Such payment shall be in the form of (a) a check (acceptable to the Corporation in accordance with guidelines established for this purpose) payable to the order of the Corporation, (b) through the delivery of shares of Common Stock which have been outstanding for at least six months (unless the Corporation approves a shorter period) and which have a Fair Market Value (as defined below) equal to the exercise price, (c) by surrendering a number of Options (as determined below) as payment of the aggregate exercise price of the Options to be exercised, or (d) by any combination of the foregoing permissible forms of payment. The number of Options to be surrendered in payment of the aggregate exercise price of the Options to be exercised shall be determined by multiplying the number of Options to be exercised by the exercise price per share, and then dividing the product thereof by an amount equal to the Fair Market Value per share of Common Stock on the date that all documents and instruments required to be delivered or surrendered to the Corporation for exercise of the Options have been so delivered or surrendered. “Fair Market Value” shall be equal to (a) the average of the closing sale price of the Common Stock on the Nasdaq Capital Market (or other national securities exchange where the Common Stock is primarily traded) during the five (5) trading days immediately preceding the date of the event which requires the determination of Fair Market Value, or (b), if the Common Stock is not listed on a national securities exchange, the fair market value of a share of Common Stock as of a given date as determined by the Committee (as defined in the Plan) in its good faith discretion.

A “Change in Control” shall mean the occurrence of any one of the following events:

(i) An acquisition (other than directly from the Corporation) of any voting securities of the Corporation (the “Voting Securities”) by any person (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”))(each such person, a “Person”), immediately after which such Person, or a “group” including such Person, has “Beneficial Ownership” (within the meaning of Rule 13d-1 or 13d-3 promulgated under the Exchange Act) of fifteen percent (15%) or more of the combined voting power of the Corporation’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Corporation or (2) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Corporation (for purposes of this definition, a “Subsidiary”), (B) the Corporation or its Subsidiaries, or (C) any Person in connection with a “Non-Control Transaction” (as hereinafter defined);

2

(ii) The individuals who, as of the Change in Control Date are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least two-thirds of the members of the board of directors of the Corporation (the “Board”); provided, however, that if the election, or nomination for election by the holders of the Corporation’s Common Stock, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, however, that in the event of a Change in Control which has been approved by the Incumbent Board, the members of the Board immediately after such Change in Control shall be deemed to be the Incumbent Board thereafter; provided further, however, that, notwithstanding anything to the contrary contained herein, no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii) Approval by stockholders of the Corporation of:

(A)	A merger, consolidation or reorganization involving the Corporation, unless such merger, consolidation or reorganization is a “Non-Control Transaction”. A “Non-Control Transaction” shall mean a merger, consolidation or reorganization of the Corporation where:
(1)	the stockholders of the Corporation, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy percent (70%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,
(2)	the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

3

(3)	no Person other than (a) the Corporation, (b) any Subsidiary, (c) any employee benefit plan (or any trust forming a part thereof) maintained by the Corporation, the Surviving Corporation, or any Subsidiary, or (d) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities), has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities.
(B)	A complete liquidation or dissolution of the Corporation; or
(C)	An agreement for the sale or other disposition of all or substantially all of the assets of the Corporation to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

“Change in Control Date” shall mean the date on which a Change in Control is effectuated.

The Option shall be considered exercised on the date the notice and appropriate payment are delivered to the Corporation. As promptly as practicable after receipt of such notice and payment, the Corporation shall deliver to the Optionee a certificate or certificates for the number of shares of Common Stock with respect to which the Option has been so executed, issued in the Optionee’s name. Such delivery shall be deemed effected for all purposes when a stock transfer agent of the Corporation shall have deposited such certificate or certificates in the United States mail, addressed to the Optionee, at the address specified in the notice.

4

3.                  Transferability of Options. The Option shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution. The Option shall be exercisable during the lifetime of the Optionee only by the Optionee, the Optionee’s guardian or the Optionee’s legal representative.

4.                  Termination of Affiliation. If the Optionee’s employment, retention as a consultant or other association with the Corporation and any corporation, partnership, limited liability company, business trust or other entity controlling, controlled by or under common control with the Corporation (“Affiliate”) ends for any reason, including because of the Optionee’s employer or other retaining entity ceasing to be an Affiliate of the Corporation, any outstanding Option of the Optionee shall cease to be exercisable in any respect not later than ninety (90) days following that event (or not later than the remainder of the original Option term, if less) and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event; provided, that if any such employment, retention or association is terminated due to the Optionee’s discharge for cause which, in the opinion of the Corporation, casts such discredit on the Optionee as to justify immediate termination of the Option, the Option may be terminated immediately. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, retention or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee’s reemployment rights, if any, are guaranteed by statute or by contract. In the event of the death of the Optionee, the executors, administrators or any person or persons to whom the Option may be transferred by will or by the laws of descent and distribution shall have the right to exercise the Option only within the period of one year next succeeding the Optionee’s death.

5.                  Requirements of Law. The Corporation shall not be required to sell or issue Common Stock under the Option if the issuance of such Common Stock would constitute a violation by the Optionee or the Corporation of any provisions of any state or federal law, rule or regulation. In addition, in connection with the Securities Act of 1933 (as now in effect or hereafter amended, the “Securities Act”), upon exercise of the Option, the Corporation shall not be required to issue such Common Stock unless the Corporation has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under the Securities Act, or unless an opinion of counsel to the Corporation has been received by the Corporation to the effect that such registration is not required. Any determination in this connection by the Corporation shall be final, binding and conclusive. In the event the shares issuable on exercise of the Option are not registered under the Securities Act, the Corporation may imprint the following legend or any other legend which counsel for the Corporation considers necessary or advisable to comply with the Securities Act:

5

“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.”

The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act; and in the event any shares are so registered the Corporation may remove any legend on certificates representing such shares. The Corporation shall not be obligated to take any other affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any state or federal law, rule or regulation.

6.                  No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to Common Stock covered by the Option until the date of issuance to the Optionee of a stock certificate for such Common Stock; and, except as otherwise provided in Section 8 hereof, no adjustment for dividends or otherwise shall be made if the record date thereof is prior to the date of issuance of such certificate.

7.                  Retention Obligation. The granting of the Option shall not impose upon the Corporation any obligation to employ, retain or become affiliated with or continue to employ, retain or be affiliated with the Optionee. The right of the Corporation to terminate the employment of, retention of or its affiliation with the Optionee or any other person shall not be diminished or affected by reason of the fact that the Option has been granted to the Optionee.

8.                  Changes in the Corporation’s Capital Structure. The existence of the Option shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise. Except as hereinafter expressly provided, the issuance by the Corporation of shares of Common Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to the Option.

(a)               Capital Readjustments. If the Corporation effects a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, the number and class of Common Stock subject to the Option hereunder and the Option Price shall be appropriately adjusted in such a manner as to entitle the Optionee to receive upon exercise of the Option, for the same aggregate cash consideration, the same total number and class of shares as the Optionee would have received had the Optionee exercised the Option in full immediately prior to the event requiring the adjustment.

6

(b)               Mergers, Etc. In the event of a Sale of the Company and in such transaction the holders of Common Stock exchange their Common Stock for shares of stock or for other securities (the “Transaction Securities”) of the Corporation or another corporation, receive additional Common Stock or other securities, or surrender a portion of their Common Stock, then:

(1)               Except as provided in Section 8(b)(2) hereof, the Optionee shall be entitled, in lieu of the Option, to an Option or Options to purchase Transaction Securities in an amount (if any) equal to the Transaction Securities that the Optionee would have received if the Optionee had exercised the Option in full and held the shares of Common Stock to which the Option related at the time of such transaction. The option price per share or other unit of such Transaction Securities shall be determined by dividing the Option Price by the number of shares or other units (or the fraction of a share or other unit) of Transaction Securities into which each share of Common Stock is converted or for which Common Stock is exchanged in such transaction.

(2)               Notwithstanding any other provision hereof, the Board of Directors of the Corporation may cancel the Option as of the effective date of the Sale of the Company; provided that (A) notice of such cancellation shall have been given to the Optionee at least thirty (30) days before the effective date of such transaction, and (B) the Optionee shall have the right to exercise the Option in full during the thirty (30) day period immediately preceding the effective date of such transaction.

9.                  Withholding and Reporting. The Corporation’s obligation to deliver shares of Common Stock or to make any payment upon the exercise of the Option shall be subject to applicable federal, state and local tax withholding and reporting requirements.

10.              Subject to Plan. The Option is subject to all the terms, conditions, limitations and restrictions contained in the Plan, which shall be controlling in the event of any conflicting or inconsistent provisions.

11.              Interpretation of Agreement; Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. The parties hereby irrevocably submit to the exclusive jurisdiction and venue of the state or federal courts sitting in New York County, New York for any dispute arising hereunder.

[signature page follows]

OHR PHARMACEUTICAL, INC.

By:
Name:	Sam Backenroth
Title:	Chief Financial Officer

The Optionee hereby accepts and agrees to be bound by all terms and conditions hereof.

___________________________________

[__________]

Date: [__________]

7